Filed Pursuant to Rule 497(a)

Registration No. 333-269628

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Subject: *** Launch: Oaktree Specialty Lending Corp ( OCSL ) ***

Date: 08/08, 2023 [•]

Total Size	USD 300MM

Tenor	Long 5-Year

Tranche Size	USD 300MM

Spread to Benchmark	+325bps
Issuer/Ticker	Oaktree Specialty Lending Corp ( OCSL )

Total Size	USD 300MM

Tenor	Long 5-Year

Tranche Size	USD 300MM

Spread to Benchmark	+335bps

Timing	Today’s Business

Ratings	Moody’s (Exp): Baa3/Stable Fitch (Exp): BBB-/Stable

Format	SEC Registered

Ranking	Sr Unsecured Note

Maturity Date	February 15, 2029

Coupon Type	Fixed

Optional Redemption	Make Whole Call Par Call: 1 month(s) prior to maturity

Use of Proceeds	To reduce outstanding debt under the company’s and/or its wholly-owned subsidiary’s revolving credit facilities, and for general corporate purposes

Sale into Canada	Yes - Exemption

Book Runner(s)	Active: BofA (B&D), JPM, RBC, SMBC

Denominations	2,000 x 1,000

Settlement	T+5 (August 15, 2023)

First Pay	February 15, 2024

Change of Control	Yes, 100% (See Red)

——Disclaimers——

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of OCSL before investing. The preliminary prospectus supplement, dated August 8, 2023, together with an accompanying prospectus dated February 7, 2023, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about OCSL and should be read carefully before investing. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of OCSL and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

OCSL has filed a shelf registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents OCSL has filed with the SEC for more complete information about OCSL and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, OCSL, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement and accompanying prospectus if you request it from BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte NC 28255-0001, Attn: Prospectus Department, or by calling 1-800-294-1322, or email dg.prospectus_requests@bofa.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, Attn: Investment Grade Syndicate Desk, telephone: 212-834-4533, fax: 212-834-6081; RBC Capital Markets, Brookfield Place, LLC at 200 Vesey Street, 8th Floor, New York, New York 10281, toll-free: 1-866-375-6829; or SMBC Nikko Securities America, Inc. at 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, 1-888-868-6856.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.